SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-1A

                      File Numbers: 333-41565 and 811-08501

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/
                           Pre-Effective Amendment No.
                                    ___ / /
                         Post-Effective Amendment No. 4
                                       /X/
                                     and/or
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/
                                Amendment No. 5
                                       /X/
                        (Check appropriate box or boxes.)




                                 THE BOYLE FUND
               (Exact name of Registrant as Specified in Charter)



          850 POWELL STREET, SUITE 104, SAN FRANCISCO, CALIFORNIA 94108
                (Address of Principal Executive Offices) Zip Code
        Registrant's Telephone Number, including Area Code (415) 693-0800




                                Michael J. Boyle
                       Boyle Management and Research, Inc.
          850 Powell Street, Suite 104, San Francisco, California 94108
                     (Name and Address of Agent for Service)



           ----------------------------------------------------------

It is proposed that this filing will become effective (check appropriate box)

[x]   immediately upon filing pursuant to paragraph (b) of Rule 485.
[ ]   on (date) pursuant to paragraph (b) of Rule 485.
[ ]   60 days after filing pursuant to paragraph (a)(1) of Rule 485.
[ ]   on (date) pursuant to paragraph (a)(1) of Rule 485.
[ ]   75 days after filing pursuant to paragraph (a)(2) of Rule 485.
[ ]   on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

          -----------------------------------------------------------

[Outside front cover]

                                                          P R O S P E C T U S
                                                           October 25, 2001

                                                          BOYLE MARATHON FUND


BOYLE MARATHON FUND
For Investors Seeking Long-Term Capital Appreciation
Income Is Secondary

     As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities, nor has the Commission determined that this Prospectus is complete or accurate. Any representation to the contrary is a criminal offense.


[LOGO]

The Boyle Fund
Boyle Marathon Fund
850 Powell Street, Suite 104
San Francisco, California 94108

I. The Fund

The Principal Risks of Investing in the Fund....................
Who Should Invest...............................................
Performance History.............................................
Costs of Investing in the Fund..................................

Example.........................................................

Additional Investment Strategies and Risk Considerations........

II.  Who Manages the Fund

The Portfolio Manager and the Adviser...........................
Fund Administration ............................................

III.  How to Buy and Sell Shares
Pricing of Fund Shares..........................................
Investing in the Fund...........................................
Types of Account Ownership......................................
Instructions For Opening and Adding to an Account...............
Telephone and Wire Transactions.................................
Tax-Deferred Plans..............................................
Types of Tax-Deferred Accounts..................................
Automatic Investment Plans......................................
Instructions For Selling Fund Shares............................
Additional Redemption Information...............................
Shareholder Communications......................................
Dividends and Distributions.....................................
Taxes...........................................................


IV.  Financial Highlights ......................................

                                   I. THE FUND

THE OBJECTIVE OF THE BOYLE MARATHON FUND

o        The Fund seeks long-term growth of capital.
o        Income is secondary.

THE PRINCIPAL INVESTMENT STRATEGIES
AND POLICIES OF THE FUND


     * The Fund invests primarily in securities of companies in the technology, financial services, pharmaceutical, and retail fields. The Adviser considers a company's sales in determining whether a company is in the technology, financial services, pharmaceutical, or retail field. The Fund may also invest in other companies. The Fund normally maintains a core position of 30-40 common stocks selected for their growth potential over a 3 to 5 year period.



   * The Fund concentrates its investments in the securities of companies in technology, retail, financial services, and pharmaceutical, which means over 25%, and as much as 100%, of the Fund's assets can be invested in this group of industries or any one of the industries. The Fund may also invest in other areas.


     [Side panel: The Fund's ticker symbol is BFUNX. You may follow the changes in the Fund's daily share price by entering the Fund's ticker symbol anywhere you would normally obtain a stock quotation.]

[Side panel: The Fund's objective may not be changed without shareholder approval.]

* The Fund invests primarily in companies whose revenues and earnings are likely to grow faster than the economy as a whole, offering above-average prospects for capital appreciation and only a secondary emphasis on dividend income.

     * The Fund is a "non-diversified" portfolio, which means it can invest in fewer securities at any one time than diversified portfolios.

     * Under normal conditions, the Fund will be invested (at least 90% of the value of the Fund's net assets) in common stock. Under adverse market conditions, when investment opportunities are limited, or in the event of exceptional redemption requests, the Fund may hold cash or cash-equivalents and invest without limit in obligations of the U.S. Government and its agencies and in money market securities, including repurchase agreements and short-term debt securities. Under these circumstances, the Fund may not participate in stock market advances or declines to the same extent it would had it remained more fully invested in common stocks. As a result, the Fund may not achieve its investment objective.

THE INVESTMENT SELECTION PROCESS
USED BY THE FUND


In selecting investments for the Fund, the Adviser focuses on four of the growing segments of the economy (in the opinion of the Adviser) - - technology, retail, pharmaceutical, and financial services. The Adviser then selects the companies that are leaders in these segments. These companies will have strong financial positions, excellent management, and innovative products and approaches to the market.


     [Side panel: Mutual funds generally emphasize "growth" or "value" styles of investing. Growth funds invest in companies that exhibit faster-than-average growth in revenues and earnings, appealing to investors who are willing to accept more volatility in hopes of a greater increase in share price. Value funds invest in companies that appear under priced according to certain financial measurements of their intrinsic worth or business prospects. Value funds appeal to investors who want some dividend income and the potential for capital gains, but are less tolerant of share price fluctuations.

     [Side panel: All mutual funds must elect to be "diversified" or "non-diversified." As a non-diversified portfolio, the Fund may invest half of its total assets in two or more securities, while the other half is spread out among investments not exceeding 5% of the Fund's total assets at the time of purchase. As a result, the Fund has the ability to take larger positions in a smaller number of securities than a diversified portfolio. These limitations do not apply to U.S. Government securities.]

     The Adviser supplements this analysis with meetings with company management. The Adviser prefers to hear directly from company management on how management plans to increase revenue, profits, and shareholder value. The Adviser also visits a company's retail operations to evaluate how the business is going.


THE PRINCIPAL RISKS OF
INVESTING IN THE FUND

Risks in General

     You could lose money investing in the Fund because the Fund invests in common stocks, which change in value. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.

Risks of Investing in Common Stocks

     The Fund invests primarily in the common stocks, which subjects the Fund and its shareholders to the inherent market risks due to changes in company earnings, economic conditions, interest rates, and other factors beyond the control of the Adviser. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

     Many factors affect an individual company's performance, such as the strength of its management or the demand for its product or services. You should be aware that the value of a company's share price may decline as a result of poor decisions made by management or lower demand for the company's products or services. In addition, a company's share price may also decline if its earnings or revenues fall short of expectations.


Risk of Non-Diversification

     As previously mentioned, the Fund is a non-diversified portfolio, which means that it has the ability to take larger positions in a smaller number of securities than a diversified portfolio. Non-diversification increases the risk that the value of the Fund could go down because of the poor performance of a single investment.

Industry Risk

     Industry risk is the possibility that stocks within the same industry will decline in price due to industry-specific market or economic developments. Investments in the common stocks of companies in the technology and pharmaceutical (including biotech) fields are subject to the risk that the primary products of the issuer may be overtaken by newer products or by price cutting by competitors with similar products, reducing the value of the Fund's holdings. Investments in the common stocks of retail companies may be subject to the overall economy, consumer confidence, wage gains, changes in taxes, changes in employment levels, and the weather. Investments in the common stocks of financial service companies are subject to the risk of changes in interest rates and the widely held expectations for such changes. These matters are beyond the control of the Adviser. These investments can fluctuate dramatically in value.

WHO SHOULD INVEST

The Fund may be suitable for you if:

*  You are seeking growth of capital over a 3 to 5 year period.
*  You can tolerate greater risks associated with common stock investments.
*  You are not primarily interested in current income.
*  You characterize your investment goal as seeking above-average gains.
*  You are willing to accept significant fluctuations in share price.
*  You are not pursuing a short-term goal or investing emergency reserves.

PERFORMANCE HISTORY


     The table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The table shows the Fund's performance through December 31, 2000, together with the best and worst quarters since inception. The table compares the Fund's average annual returns for the periods indicated to those of the Standard and Poor's 500 Index. As with all mutual funds, past results are not an indication of future performance.


BOYLE MARATHON FUND
===============================================================
===============================================================
                                  2000 Total Return

Boyle Marathon Fund                 -24.84%

S&P 500 Index                       -10.14%


===============================================================
 Best Quarter  (12-31-99) +56.16%    Worst Quarter  (12-31-00) -34.18%
===============================================================


             Average annual total return for periods ended 12/31/00

                                     Since Inception    Value of $10,000 Inves-
                       1 year           (2/19/98)        ment Since Inception

Boyle Marathon Fund     -24.84%         +18.65%                $16,380
S&P 500 Index(1)        -10.14%         + 6.52%                $11,978


(1) The S&P 500 is the Standard & Poor's composite index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

COSTS OF INVESTING IN THE FUND


The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund.


Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases...........None
Maximum Deferred Sales Charge (Load).......................None
Sales Charge (Load) Imposed on Reinvested Dividends........None
Redemption Fee.............................................None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees............................................1.50%
Distribution Fees (12b-1)..................................None
Administrative and Other Expenses (a)......................1.28%
Total Annual Fund Operating Expenses.......................2.78%


(a) Fees payable under the Administration Agreement between the Fund and the Adviser are fixed at 1.00% of the Fund's average daily net assets. "Other Expenses" include outside director expenses and independent audit expenses.

[Side panel: The Fund is a no-load investment, which means you do not pay any fees when you buy or sell shares of the Fund. As a result, all of your investment goes to work for you.]



EXAMPLE


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Shareholder Transaction Expenses
============================================================================
                 One Year       Three Years       Five Years       Ten Years
               -------------------------------------------------------------
Your costs:         $278            $876            $1,569          $3,628
============================================================================


     [Side panel: Understanding expenses: Operating a mutual fund involves a variety of expenses including portfolio management, custody of the assets, fund accounting, dividend distribution, shareholder confirmations and quarterly statements, semi-annual and annual reports, SEC reporting, tax reporting and other services. These expenses are paid from the Fund's assets in the form of a management fee and administrative fee. Their effect is already factored into the Fund's daily share price and returns.]


ADDITIONAL INVESTMENT STRATEGIES
AND RISK CONSIDERATIONS

Portfolio Turnover

     The Fund generally purchases securities for long-term (3-5 years). Investment changes are made in the Fund's portfolio whenever its portfolio manager believes such changes are desirable. The Adviser targets a portfolio turnover rate of 40% under normal market conditions and does not expect the rate to exceed 80%. Higher portfolio turnover may cause the Fund to incur higher brokerage costs, which may adversely affect the Fund's performance, and may produce increased taxable distributions.

     [Side Panel: Portfolio turnover is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities during a period by the monthly average of the total value of portfolio securities during that period. Debt securities with remaining maturities of one year or less when purchased by the Fund are excluded from the calculation.]

Foreign Securities

The Fund may invest up to 10% of its net assets in foreign securities. These investments may be publicly traded in the United States or on a foreign exchange and may be bought and sold in a foreign currency. The Adviser generally selects foreign securities on a stock-by-stock basis based on growth potential. Foreign investments are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.

Fixed Income Securities


The Fund does not have any fixed income securities and does not presently intend to have any, however, the Fund may invest up to 35% of its total assets in all types of investment grade fixed income securities, including U.S. government obligations. Fixed income securities are subject to credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if an issuer of a fixed-income security cannot meet its financial obligations or goes bankrupt. Interest-rate risk is the risk that the Fund's investments in fixed income securities may fall when interest rates rise.



                            II. WHO MANAGES THE FUND


THE PORTFOLIO MANAGERS
AND  THE ADVISER


The Fund retains Boyle Management and Research, Inc., 850 Powell Street, Suite 104, San Francisco, California 94108 as its Adviser. Michael J. and Joanne E. Boyle, who also serve as Trustees of the Trust, control the Adviser. Mr. Boyle and Mrs. Boyle have been with the Adviser from its inception in February 1998. Mr. Boyle is Chairman and CEO of the Adviser. Mrs. Boyle is President of the Adviser. Mr. and Mrs. Boyle have served as the portfolio managers of the Fund since the Fund's inception in February 1998. Prior to his association with the Adviser, Mr. Boyle was Vice President of Business Development for a division of Harris Corporation from April 1990 to June 1996 and from July 1996 to January 1997, Mr. Boyle served as Senior Counsel for Harris Corporation. Harris is a communications equipment company headquartered in Melbourne, Florida. Prior to her association with the Adviser, Mrs. Boyle served as President of Deck the Walls, a retail business in Melbourne, Florida from August 1983 to October 1997. Mrs. Boyle has a degree in education and Mr. Boyle has degrees in electrical engineering and law.


Under a contract between the Fund and the Adviser, the Adviser manages the Fund's portfolio of securities and investments and is responsible for the overall management and administration of the Fund, subject to the policies of the Fund's Board of Trustees. All orders for transactions in securities on behalf of the Fund are placed with broker-dealers selected by the Adviser. The Adviser may select broker-dealers that provide it with research services and may cause the Fund to pay these broker-dealers commissions that exceed those that other broker-dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services provided.

The Adviser is  responsible  for the expenses of printing and  distributing  the
Fund's   Prospectus   and  sales  and   advertising   materials  to  prospective
shareholders.

FUND ADMINISTRATION

The Trust has entered into a separate contract with the Adviser wherein the Adviser is responsible for providing administrative and supervisory services to the Fund. The Adviser oversees the maintenance of all books and records with respect to the Fund's securities transactions and the Fund's book of accounts in accordance with all applicable federal and state laws and regulations. The Adviser also arranges for the preservation of journals, ledgers, documents, brokerage account records and other records, which are required to be maintained pursuant to the 1940 Act.

The Adviser is responsible for the equipment, staff, office space and facilities necessary to perform its obligations, including ordinary legal expenses. The Adviser is responsible for payment of all of the Fund's operating expenses except: brokerage and commission expenses, expenses of the Trustees who are not officers of the Adviser, annual independent audit expenses, and any extraordinary expenses.

Pursuant to an agreement between the Fund and the Adviser, organizational expenses for the Fund have been advanced by the Adviser in exchange for restricted shares in the Fund. The Fund is repaying these expenses over a five-year period beginning in 1998.

The Adviser has retained  Mutual  Shareholder  Services,  L.L.C.  (the "Transfer
Agent") to serve as the Fund's transfer agent, dividend paying agent and shareholder service agent, to provide accounting and pricing services to the Fund, and to assist the Adviser in providing executive, administrative and regulatory services to the Fund. The Adviser (not the Fund) pays the Transfer Agent's fees for these services. The Adviser has retained Fifth Third Bank as the Fund's Custodian.

                         III. HOW TO BUY AND SELL SHARES

PRICING OF FUND SHARES

The price you pay for a share of the Fund, and the price you receive upon selling or redeeming a share of the Fund, is called the Fund's net asset value ("NAV"). The NAV is calculated by taking the total value of the Fund's assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent:

              Net Asset Value = Total Net Assets - Liabilities
                                ------------------------------
                                 Number of Shares Outstanding

The NAV is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. All purchases, redemptions or reinvestments of Fund shares will be priced at the next NAV calculated after your order is received in proper form by the Fund's Transfer Agent, Mutual Shareholder Services. Your order must be placed with the Transfer Agent prior to the close of the trading of the New York Stock Exchange in order to be confirmed for that day's NAV. The Fund's investments are valued at market value or, if a market quotation is not readily available, at the fair value determined in good faith by the Adviser, subject to the review and oversight of the Fund's Board of Trustees. The Fund may use pricing services to determine market value.

INVESTING IN THE FUND

You may purchase shares directly through the Fund's Transfer Agent or through a brokerage firm or other financial institution that has agreed to sell the Fund's shares. If you are investing directly in the Fund for the first time, you will need to establish an account by completing a Shareholder Account Application. (To establish an IRA, complete an IRA Application.) To request an application, call toll-free 1-888-88-BOYLE or 1-888-882-6953 or visit our website at www.boylefund.com to download an application. Your initial investment minimum is $500 for either a regular or an IRA account. After that you may invest as little as $50 in either type of account.

     All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, credit cards or third party checks will be accepted. A $20 fee will be charged against your account for any payment check returned to the Transfer Agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. The Fund (or its agent) has the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund.

[Side panel: Investments made through brokerage firms or other financial institutions: If you invest through a brokerage firm or other financial institution, the policies and fees may be different than those described here. Financial advisers, financial supermarkets, brokerage firms, and other financial institutions may charge transaction and other fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution if you have any questions. Your financial institution is responsible for transmitting your order in a timely manner.]

Your investment in the Fund should be intended to serve as a long-term (3 to 5 years) investment vehicle. The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. The Fund also reserves the right to stop offering shares at any time.

TYPES OF ACCOUNT OWNERSHIP

You can establish the following types of accounts by completing a Shareholder Account Application:

              *  Individual or Joint Ownership
Individual accounts are owned by one person. Joint accounts have two or more owners.

              *  A Gift or Transfer to Minor (UGMA or UTMA)
An UGMA/UTMA account is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's social security number on the application.

            *  Trust
An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

          *  Business Accounts
Corporation and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of a partnership.


[Side panel: Costs and market timing: Some investors try to profit from "market-timing" - switching money into investments when they expect the market to rise, and taking money out when they expect the market to fall. As money is shifted in and out by market timers, the Fund incurs expenses for buying and selling securities. These costs are borne by all Fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, closely monitoring excessive transactions.]


INSTRUCTIONS FOR OPENING AND ADDING TO AN ACCOUNT
 .........................................................................


TO OPEN AN ACCOUNT                           TO ADD TO AN ACCOUNT
--------------------------------------------------------------------------

BY MAIL                                      BY MAIL
 .........................................................................
Complete and sign the Application            Complete the investment slip
or an IRA Application.                       that is included with your account
                                             statement, and write your account
Make your check payable to the               number on your check. If you do
Boyle Marathon Fund                          not have your investment slip,
* For IRA accounts, please                   please reference your name, account
  specify the year for which the             number, and address on your check.
  contribution is made.

MAIL YOUR APPLICATION AND                    MAIL THE SLIP AND THE CHECK TO:
CHECK TO:
 .........................................................................
The Boyle Marathon Fund                      The Boyle Marathon Fund
c/o Mutual Shareholder Services              c/o Mutual Shareholder Services
8869 Brecksville Road, Suite C               8869 Brecksville Road, Suite C
Brecksville, OH 44141                        Brecksville, OH 44141

BY OVERNIGHT COURIER, SEND TO:
 .........................................................................
The Boyle Marathon Fund
c/o Mutual Shareholder Services
8869 Brecksville Road, Suite C
Brecksville, OH 44141


TO OPEN AN ACCOUNT                           TO ADD TO AN ACCOUNT
--------------------------------------------------------------------------

BY WIRE                                      BY WIRE
 ..............................................................................
Call 1-888-882-6953 for instruc-         Send your investment to Fifth Third
tions and to obtain an investor          Bank, N.A. by following the instruc-
account number or an IRA account         tions listed in the column to the left.
number prior to wiring the funds.

Send your investment to Fifth Third
Bank, N.A. with these instructions:
*  Fifth Third Bank, N.A.
*  ABA#: 042000314
*  For Credit to the Boyle Marathon Fund
*  A/C#: 01-01-003-3324407
*  For further credit to:
   Your account number
   Your name
   Your SSN (for individuals) or tax identification number (for businesses)

TELEPHONE AND WIRE TRANSACTIONS

If you purchase your initial shares by wire, the Transfer Agent first must have received a completed account application and issued an account number to you. The account number must be included in the wiring instructions as set forth on the previous page. The Transfer Agent must receive your account application to establish shareholder privileges and to verify your account information. Payment of redemption proceeds may be delayed and taxes may be withheld unless the Fund receives a properly completed and executed account application.

Shares purchased by wire will be purchased at the NAV next determined after the Transfer Agent receives your wired funds and all required information is provided in the wire instructions. If the Transfer Agent is notified no later than 3:00 p.m. Eastern time of the wire instructions, and the wired funds are received by the Transfer Agent no later than 5:00 p.m. Eastern time, then the shares purchased will be priced at the NAV determined on that business day. If the wire is not received by 5:00 p.m. Eastern time, the purchase will be effective at the NAV next calculated after receipt of the wire.



TAX-DEFERRED PLANS

If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Tax-deferred accounts include retirement plans described on the following page. Distributions from these plans are generally subject to an additional tax if withdrawn prior to age 59 1/2 or used for a non-qualifying purpose. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account. Complete instructions about how to establish and maintain your tax-deferred retirement plan will be included in the retirement plan kit you receive in the mail.

Fifth Third Bank serves as the custodian for the tax-deferred accounts offered by the Fund. There is no charge at present. The Fund reserves the right to change the amount of the fee or to waive it in whole or part for certain types of accounts.


TYPES OF TAX-DEFERRED ACCOUNTS

           *  Traditional IRA
An individual retirement account. Your contribution may or may not be deductible depending on your circumstances. Assets can grow tax-free and distributions are taxable as income.

          *  Roth IRA
An IRA with non-deductible contributions, tax-free growth of assets, and tax-free distributions for qualified distributions.

        *  Spousal IRA
An IRA funded by a working spouse in the name of a non-earning spouse.

        *  Education IRA
This plan allows individuals, subject to certain income limitations, to contribute up to $500 annually on behalf of any child under the age of 18.

       *  SEP-IRA
An individual retirement account funded by employer contributions. Your assets grow tax-free and distributions are taxable as income.

       *  Keogh or Profit Sharing Plans
These  plans  allow   corporations,   partnerships   and   individuals  who  are
self-employed to make tax-deductible contributions of up to $30,000 for each person covered by the plans.

      *  403(b) Plans
An arrangement that allows employers of charitable or educational organizations to make voluntary salary reduction contributions to a tax-deferred account.

     *  401(k) Plans
Allows employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.


AUTOMATIC INVESTMENT PLANS

By completing the Automatic Investment Plan application, you may make automatic monthly or quarterly investments ($50 minimum per purchase) in the Fund from your bank or savings account. Shares of the Fund may also be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of their payroll or Social Security checks transferred automatically to purchase shares of the Fund.

DIVIDEND REINVESTMENT

All income dividends and capital gains distributions will be automatically reinvested in shares of the Fund unless you indicate otherwise on the account application or in writing.

INSTRUCTIONS FOR SELLING FUND SHARES

You may sell all or part of your shares on any day that the New York Stock Exchange is open for trading. Your shares will be sold at the next NAV per share calculated after your order is received in proper form by the Transfer Agent. The proceeds of your sale may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your sale. Your order will be processed promptly and you will generally receive the proceeds within seven days after receiving your properly completed request. The Fund will not mail any proceeds unless your investment check has cleared the bank, which may take up to fifteen calendar days. This procedure is intended to protect the Fund and its shareholders from loss. If the dollar or share amount requested is greater than the current value of your account, your entire account balance will be redeemed. If you choose to redeem your account in full, any automatic services currently in effect for the account will be terminated unless you indicate otherwise in writing.

TO SELL SHARES

By Mail :  Write a letter of instruction that includes:
* The names(s) and signature(s) of all account owners.
* Your account number.
* The dollar or share amount you want to sell.
* Where to send the proceeds.
* If redeeming from your IRA, please note applicable withholding requirements.
* Obtain a signature guarantee or other documentation, if required.

MAIL YOUR REQUEST TO:                        BY OVERNIGHT COURIER, SEND TO:

The Boyle Marathon Fund                      The Boyle Marathon Fund
c/o Mutual Shareholder Services              c/o Mutual Shareholder Services
8869 Brecksville Road, Suite C               8869 Brecksville Road, Suite C
Brecksville, OH 44141                        Brecksville, OH 44141

For specific information on how to sell shares, and to determine if a signature guarantee or other documentation is required, please call toll-free in the U.S. 1-888-88-BOYLE.

ADDITIONAL REDEMPTION INFORMATION

Signature Guarantees

Signature guarantees are designed to protect both you and the Fund from fraud. A signature guarantee of each owner is required to redeem shares in the following situations:

* If you change ownership on your account.

* If you request the redemption proceeds to be sent to a different address than that registered on the account.

* If the proceeds are to be made payable to someone other than the account's owner(s).

* If a change of address request has been received by the Transfer Agent within the last 15 days.

* If you wish to redeem $20,000 or more from any shareholder account.

Signature guarantees can be obtained from most banks, savings and loan associations, trust companies, credit unions, broker/dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A notary public cannot provide signature guarantees.

The Fund reserves the right to require a signature guarantee under other circumstances or to delay a redemption when permitted by federal law.


Corporate, Trust and Other Accounts

Redemption requests from corporate, trusts, and other accounts may require documents in addition to those described above, evidencing the authority of the officers, trustees or others. In order to avoid delays in processing redemption requests for these accounts, you should call the Transfer Agent at 1-888-88-BOYLE to determine what additional documents are required.

[Side panel: Redemption in kind: The Fund intends to make payments for all redemptions in cash. However, if the Fund believes that conditions exist which make cash payments detrimental to the best interests of the Fund, payment for shares redeemed may be made in whole or in part through a distribution of portfolio securities chosen by the Adviser under the supervision of the Board of Trustees. If payment is made in securities, shareholders may incur transaction costs in converting these securities into cash after they have redeemed their shares.]

Redemption Initiate by the Fund

Because there are certain fixed costs involved with maintaining your account, the Fund may require you to redeem all of your shares if your account balance falls below $500. After your account balance falls below the minimum balance, you will receive a notification from the Fund indicating its intent to close your account along with instructions on how to increase the value of your account to the minimum amount within 60 days. If your account balance is still below $500 after 60 days, the Fund may close your account and send you the proceeds. The right of redemption by the Fund will not apply if the value of your account balance falls below $500 because of market performance. The Fund reserves the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Fund.

SHAREHOLDER COMMUNICATIONS

Account Statements. Every quarter, each shareholder of the Fund will be sent an account statement. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Confirmations. Confirmation statements will be sent after each transaction that affects your account balance or account registration.

Regulatory Mailings. Financial reports will be sent at least semiannually. Annual reports will include audited financial statements. To reduce expenses, one copy of each report will be mailed to each taxpayer identification number even though the investor may have more than one account in the Fund.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay distributions on an annual basis and expects that distributions will consist primarily of capital gains. Dividends and distributions from the Fund are automatically reinvested in the Fund, unless you elect to have dividends paid in cash. Reinvested dividends and distributions receive the same tax treatment as those paid in cash. If you are interested in changing your election, you may call the Transfer Agent or send a written notification to The Boyle Marathon Fund, c/o Mutual Shareholder Services, 8869 Brecksville Road, Suite C, Brecksville, OH 44141.

[Side panel: What is a distribution? As a shareholder, you are entitled to your share of the Fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the Fund earns from its holdings and interest it receives from its money market and fixed income investments. Capital gains are realized when the Fund sells securities for higher prices than it paid for them.] [Side panel: When the Fund makes a distribution to its shareholders, the share price of the Fund drops by the amount of the distribution, net of any market fluctuations.]

TAXES

Fund dividends and distributions are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account). Dividends paid by the Fund out of net ordinary income and distributions of net short-term capital gains are taxable to the shareholders as ordinary income. Distributions by the Fund of net long-term capital gains to shareholders are generally taxable to the shareholders at the applicable long-term capital gains rate, regardless of how long the shareholder has held shares of the Fund.

You may realize a gain or loss when redeem shares of the Fund. The amount of the gain or loss and the rate of tax will depend mainly upon the amount paid for the shares, the amount received from the sale, and how long the shares were held.

The Fund's distributions may be subject to federal income tax whether received in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions.

Because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences of an investment in the Fund.


                            IV. FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate you would have earned (or lost) on an investment in the Fund. This information has been audited by McCurdy & Associates CPA's, Inc., whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request and incorporated by reference in the Statement of Additional Information.



Boyle Marathon Fund (for the period ended June 30, 2001)

Per Share Data for a Share Outstanding
For the Period ending June 30, 2001

                                             7/1/00   7/1/99    7/1/98  2/23/98
                                               to       to        to      to
                                             6/30/01  6/30/00   6/30/99 6/30/98*
NET ASSET VALUE, BEGINNING OF PERIOD:         $22.49   $14.61    $10.31  $10.00

INCOME FROM INVESTMENT OPERATIONS:
    Net investment income ...................  (0.37)  (0.59)     (0.36)   (.05)
    Net realized and unrealized
      gains (losses) on investments ..........(12.81)   8.82       4.66     .36
                                              -------  ------     ------  ------
Total from investment operations .............(13.18)   8.23       4.30     .31

DISTRIBUTIONS:
    Dividends (from net investment income) ...  0.00    0.00       0.00    0.00
    Distributions (from capital gains) .......  0.00   (0.35)      0.00    0.00
                                              -------  ------     ------  ------
Total distributions ..........................  0.00   (0.35)      0.00    0.00

NET ASSET VALUE, END OF PERIOD:               $ 9.31  $22.49     $14.61 $ 10.31
                                               =====   =====      =====    ====

TOTAL RETURN......................          (58.56)%  56.47%     41.71%   3.10%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (Thousands)...... $2,837    $6,247    $2,066     $985
Before reimbursements
    Ratio of expenses to
      average net assets ..................  2.78%     2.78%     3.36%   6.59%**
    Ratio of net investment income to
      average net assets .................. (2.25)%  (2.50)%   (2.97)% (3.98)%**
After reimbursements
   Ratio of expenses to
     average net assets...................  2.78%     2.78%     3.36%    6.59%**
   Ratio of net investment income to
     Average net assets .................. (2.25)%   (2.50)%   (2.97)% (3.98)%**

    Portfolio turnover rate .............. 100.86%    74.67%   59.04%       0%


* Commencement of Operations; for periods of less than a full year, total returns are not annualized
** Annualized

                              BOYLE MARATHON FUND
                           --------------------------

                               BOARD OF TRUSTEES
                           Michael J. Boyle, Chairman
                                Joanne E. Boyle
                              James A. Hughes, Jr.
                                Edward J. Loftus

                           ADVISER AND ADMINISTRATOR
                      Boyle Management and Research, Inc.

                              INDEPENDENT AUDITOR
                        McCurdy & Associates CPA's, Inc.

                        TRANSFER AGENT, FUND ACCOUNTANT
                         AND DIVIDEND DISBURSING AGENT
                      Mutual Shareholder Services, L.L.C.

                                   CUSTODIAN
                                Fifth Third Bank

                                 LEGAL COUNSEL
                    McDonald, Hopkins, Burke & Haber Co. LPA



                               [Back cover page]


                               BOYLE MARATHON FUND
                            ------------------------


                          WHERE TO GO FOR INFORMATION
                          ---------------------------
For shareholder inquiries, please call toll-free in the U.S. at 1-888-88-BOYLE or 1-888-882-6953. You will find more information about the Boyle Marathon Fund in the following documents:

                         ANNUAL AND SEMIANNUAL REPORTS
                         -----------------------------
Our annual and semiannual reports list the holdings of the Fund, describe the Fund's performance, include financial statements for the Fund, and discuss the market conditions and strategies that significantly affected the Fund's performance.

                      STATEMENT OF ADDITIONAL INFORMATION
                      -----------------------------------
The Statement of Additional Information contains additional and more detailed information about the Fund, and is considered to be a part of this Prospectus.


             THERE ARE THREE WAYS TO GET A COPY OF THESE DOCUMENTS
             -----------------------------------------------------
1. Call or write for one, and a copy will be sent without charge.
         Boyle Marathon Fund
         850 Powell Street, Suite 104
         San Francisco, CA 94108
         1-888-88-BOYLE or 1-888-882-6953

2. Call or write the Public Reference Section of the Securities and Exchange Commission ("SEC") and ask them to mail you a copy. The SEC charges a fee for this service. You can also visit the Public Reference Section and copy the documents while you are there. Information about the Public Reference Section may be obtained by calling the number below:

         Public Reference Section of the SEC
         Washington D.C. 20549-6009
         1-800-SEC-0330

3. Go to the SEC's website (www.sec.gov) and download a text-only version.



Boyle Marathon Fund - SEC file number 811-08501
------------------------------------------------

                             THE BOYLE MARATHON FUND


                       STATEMENT OF ADDITIONAL INFORMATION

                                October 25, 2001

This Statement of Additional Information is not a Prospectus, but is to be read in conjunction with the Prospectus of the Boyle Marathon Fund dated October 25, 2001. A copy of the Fund's Prospectus can be obtained by writing the Fund at 850 Powell Street, Suite 104, San Francisco, California 94108, or by calling the Fund at 1-415-693-0800.


                                TABLE OF CONTENTS

The Fund..................................................
Definitions, Policies and RiskConsiderations..............
Quality Ratings of Corporate Bonds........................
Investment Restrictions...................................
Management of the Trust...................................
Principal  Security  Holders..............................
Investment Advisory and Other Services....................
Securities Transactions...................................
Purchase, Redemption and Pricing of Shares................

Performance Information...................................
Taxes.....................................................
Custodian.................................................
Auditors..................................................
Financial Statement.......................................
Miscellaneous Information.................................




                                    THE FUND


     The Boyle Fund (the "Trust") was organized as a Delaware business trust in October 1997. The Trust is an open-end management investment company that is authorized to offer shares of beneficial interest in series, with each series representing a distinct fund having its own investment objectives and policies. Currently the Trust offers one series of shares to investors, The Boyle Marathon Fund (the "Fund"). The Fund is non-diversified and has the primary investment objective of long-term capital appreciation. Receipt of income is a secondary objective.


     Each share of the Fund represents an equal proportionate interest in the assets and liabilities of the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income of the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares of the Fund so long as the proportionate beneficial interests in the assets of the Fund are in no way affected. In case of any liquidation of the Fund, the holders of shares of the Fund will be entitled to receive as a class a distribution out of the assets, net of the liabilities, of the Fund. No shareholder is liable to further calls or to assessment by the Fund without his express consent.

                  DEFINITIONS, POLICIES AND RISK CONSIDERATIONS

     A more detailed discussion of some of the terms used and investment policies described in the Prospectus (see " Objective of the Fund," "Principal Investment Strategies and Policies of the Fund," and Principal Risks of Investing in the Fund" ) appears below:

     BANK DEBT INSTRUMENTS. Bank debt instruments in which the Fund may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 5% of the value of its net assets would be invested in such securities and other illiquid securities.

     REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund's Custodian at the Federal Reserve Bank. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 5% of the value of its net assets would be invested in such securities and other illiquid securities.

     Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to the Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

     For purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Investment Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

     MONEY MARKET SECURITIES. The Fund may under certain circumstances invest a portion of its assets in money market funds. The 1940 Act prohibits the Fund from investing more than 5% of the value of its total assets in any one investment company, or more than 10% of the value of its total assets in investment companies in the aggregate, and also restricts its investment in any investment company to 3% of the voting securities of such investment company. Investment in a money market fund involves payment of such fund's pro rated share of advisory and administrative fees charged by such fund, in addition to those paid by the Fund.


     FOREIGN SECURITIES. Subject to the Fund's investment policies and quality standards, the Fund may invest in the securities of foreign issuers. Because the Fund may invest in foreign securities, investment in the Fund involves risks that are different in some respects from an investment in a fund, which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

     BORROWING. The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar policies. Since substantially all of the Fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund's agreement with its lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

     ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and securities such as repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. The Board of Trustees may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

     The Fund does not intend presently to invest more than 5% of its net assets in illiquid securities. In the event that the Fund's investments in illiquid securities are deemed to exceed 5% of the Fund's net assets due to changes in the liquidity of securities already held, the Fund will dispose of such securities as soon as practicable in order to satisfy the 5% limitation.

                       QUALITY RATINGS OF CORPORATE BONDS

     The ratings of Moody's and Standard & Poor's for corporate bonds in which the Fund may invest are as follows:

     MOODY'S

     Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     STANDARD & POOR'S

     AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.


                             INVESTMENT RESTRICTIONS

     The Fund has adopted the following investment restrictions as matters of fundamental investment policy, which restrictions may not be changed without the approval of a majority of the outstanding voting securities of the Fund. The Fund may not:

     1. Underwrite the securities of other issuers.

     2. Purchase or sell real estate or interests in real estate, but the Fund may purchase marketable securities of companies holding real estate or interests in real estate.

     3. Purchase or sell commodities or commodity contracts, including futures contracts.

     4. Make loans to other persons.

     5. Purchase securities on margin.

     6. Borrow money from banks except for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an aggregate amount not exceeding 5% of the value of the Fund's total assets at the time any borrowing is made.

     7. Purchase or sell puts and calls on securities.

     8. Make short sales of securities.

     9. Participate on a joint or joint and several basis in any securities trading account.

     10. Purchase the securities of any other investment company except in compliance with the 1940 Act.

     11. Invest in or hold securities of any issuer if, to the knowledge of the Fund, those officers and directors of the Fund or the Investment Adviser (defined below) owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.


     With respect to the percentages adopted by the Fund as maximum limitations on the Fund's investment policies and restrictions, an excess above the fixed percentage will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

     In addition, it is a fundamental investment policy of the Fund, which may not be changed without the approval of a majority of the outstanding voting securities of the Fund, that the Fund will concentrate in equity securities of companies in the technology, financial services, pharmaceutical, and retail fields. Therefore, under normal market conditions, the Fund will invest over 25%, and as much as 100% of its assets in this group of industries or any one of the industries.

     It is an operational policy of the Fund that the Fund will issue no securities senior to shares held by shareholders.

                               CONCENTRATION RISK

     The Fund will concentrate its investments in the equity securities of companies in the technology, retail, financial services, and pharmaceuticals industries. Concentration requires the Fund to invest 25% or more of the value of its total assets in securities of issuers in these industries. The Adviser considers a company to be in a particular industry if 50% of the company's revenue is derived from sales in that industry. Examples include Gap Stores, Inc., Starbucks, Inc., and Wal-Mart, Inc. in the retail industry; Charles Schwab, Inc. and E*Trade Group, Inc. in the financial services industry; Merck, Inc. and Johnson & Johnson, Inc. in the pharmaceuticals industry; and America Online, Inc., Dell Computer Corp., Microsoft Corp., and Intel Corp. in the technology industry. As a result of such concentration, the Fund's shares may fluctuate more widely than the value of shares of a portfolio, which invests in a broader range of industries.


     The Fund is a non-diversified portfolio, which means that it has the ability to take larger positions in a smaller number of securities than a diversified portfolio. Non-diversification increases the risk that the value of the Fund could go down because of the poor performance of a single investment. Further, the Fund focuses on technology, financial services, pharmaceutical, and retail industries, which means that the portfolio value could be subject to greater risk from changes or economic developments in any one of these industries. Investments in the common stocks of companies in the technology and pharmaceutical fields are subject to the risk that the primary products of the issuer may be overtaken by newer products or by price cutting by competitors with similar products, reducing the value of the Fund's holdings. Investments in the common stocks of retail companies may be subject to the overall economy, consumer confidence, wage gains, changes in taxes, changes in employment levels, and the weather. Investments in the common stocks of financial service companies are subject to the risk of changes in interest rates and the widely held expectations for such changes. These matters are beyond the control of the Adviser. These investments can fluctuate dramatically in value.




                             MANAGEMENT OF THE TRUST

     The business of the Trust is managed under the direction of the Board of Trustees in accordance with the Certificate of Trust, which Certificate of Trust has been filed with the Securities and Exchange Commission and is available upon request. Pursuant to the Certificate of Trust, the Trustees elect a Chairman, who appoints officers, including a President, and a Chief Financial Officer. The Board of Trustees retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which in the opinion of the Board of Trustees are necessary or incidental to carry out any of the Trust's purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. Following is a table of the Trustees and executive officers of the Trust and their current annual compensation from the Trust.


_______________________________________________________________________________

The Trust has only one portfolio, which is overseen by the Trustees. All Trustees have served from the inception of the Fund. No Trustees serve as Directors outside the fund complex.

NAME                     AGE      POSITION HELD     COMPENSATION   FUND SHARES
*Michael J. Boyle         53  Trustee/President          $0      Over $100,000

*Joanne E. Boyle          53  Trustee/Chief
                              Financial Officer          $0      Over $100,000

  James A. Hughes,  Jr.   70  Trustee                    $0      $10,001-50,000

  Edward Loftus           34  Trustee                    $0      $0-10,000

      Mr. Boyle and Mr. Loftus are first cousins.

     * This Trustee is an "interested person" (as defined in section 2(a)(19) of the 1940 Act) by virtue of his affiliation with the Investment Adviser.

     The principal occupations of the Trustees and officers of the Fund during the past five years are set forth below:

     MICHAEL J. BOYLE, 850 Powell Street, Suite 104, San Francisco, California 94108 is the Founder and has been President of Boyle Management and Research, Inc. since founding it in October 1997. From April 1990-June 1996, Mr. Boyle was the Vice President of Business Development for a division of Harris Corporation, a communications equipment company; from July 1996 to January 1997, Mr. Boyle was Senior Counsel for Harris Corporation. Mr. Boyle was a consultant from January 1997 to October 1997.

     JOANNE E. BOYLE, 850 Powell Street, Suite 104, San Francisco, California 94108 is the Co-Founder and has been the Chief Financial Officer of Boyle Management and Research, Inc. since its founding in October 1997. From September 1983 to October 1997, she served as President of Deck the Walls, a privately owned retail store in Melbourne, Florida.


     JAMES A. HUGHES, JR., 1111 Dorset Drive, West Chester, Pennsylvania 19382 is currently a Private Investor; he has done this from June 1994; prior to this he served as a Vice President of ORA of Mt. Laurel, New Jersey, from February 1993 to June 1994; and prior to this, he served as Vice-President of Manchester, Wilmington, Delaware from May 1992 to January 1993.



     EDWARD LOFTUS, P.O. Box 836, Clarks Summit, PA 18411, is currently Project Manager for the Prudential Insurance Co.; he has done this from February 1999. Prior to that he was the President of the Loftus Insurance Agency, Inc.; he served in this capacity from January 1995 to February 1999; prior to that, he was a District Manager for Akzo Nobel, NA from June 1993 to December 1994. Akzo Nobel is a leading supplier of salt.


_______________________________________________________________________________



                           PRINCIPAL SECURITY HOLDERS


     As of June 30, 2001, 28.79% of the outstanding shares of the Fund were owned by Michael J. and Joanne E. Boyle, 850 Powell Street, San Francisco, CA 94108. Mr. and Mrs. Boyle are officers and Trustees of the Fund. No other shareholder owns 5% or more of the Fund. A shareholder who beneficially owns, directly or indirectly, 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund. As majority shareholders of the Fund, Mr. and Mrs. Boyle may be able to control the outcome of any issue that is being voted on by the shareholders. Boyle Management and Research, Inc. is controlled by Michael J. Boyle, Trustee and President of the Trust, and Joanne E. Boyle, Trustee and Chief Financial Officer of the Trust.



                     INVESTMENT ADVISORY AND OTHER SERVICES

THE INVESTMENT ADVISER

     Boyle Management and Research, Inc., a California corporation, 850 Powell Street, Suite 104, San Francisco, California 94108 (the "Investment Adviser"), is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The Investment Adviser is controlled and wholly owned by Michael J. and Joanne E. Boyle.

     The Investment Advisory and Management Agreement (the "Advisory Agreement") between the Trust and the Investment Adviser was last approved by the Board of Trustees of the Trust, including a majority of the Trustees who were not a party to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of a party to the Advisory Agreement, at a Board of Trustees meeting held on November 18, 2000.

     Under the Advisory Agreement, the Investment Adviser (i) manages the investment operations of the Fund and the composition of its portfolio, including the purchase, retention and disposition of securities in accordance with the Fund's investment objective, (ii) provides all statistical, economic and financial information reasonably required by the Fund and reasonably available to the Investment Adviser, (iii) provides the Custodian of the Fund's securities on each business day with a list of trades for that day, and (iv) provides persons satisfactory to the Trust's Board of Trustees to act as officers and employees of the Trust.

     By its terms, the Advisory Agreement remains in force from year to year, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreement may be terminated at any time, on 60 days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Investment Adviser. The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

     Pursuant to the Advisory Agreement, the Fund pays to the Investment Adviser, on a monthly basis, an advisory fee equal to 1.5% per annum of the Fund's average daily net assets.

     The Investment Adviser may act as an investment adviser to other persons, firms or corporations (including investment companies), and may have numerous advisory clients in addition to the Fund.

THE ADMINISTRATION AGREEMENT

     The Board of Trustees of the Trust has approved an Administration Agreement with the Investment Adviser wherein the Investment Adviser is responsible for the provision of administrative and supervisory services to the Fund. The Investment Adviser, at its expense, shall supply the Trustees and the officers of the Fund with all statistical information and reports reasonably required by it and reasonably available to the Investment Adviser. The Investment Adviser shall oversee the maintenance of all books and records with respect to the Fund's security transactions and the Fund's book of account in accordance with all applicable federal and state laws and regulations. The Investment Adviser will arrange for the preservation of the records required to be maintained by the 1940 Act.

     Pursuant to the Administration Agreement, the Fund will pay to the Investment Adviser, on a monthly basis, a fee equal to 1% per annum of the Fund's average daily net assets.

     The Administration Agreement may be terminated by the Trust at any time, on 60 days' notice to the Investment Adviser, without penalty either (1) by vote of the Board of Trustees of the Trust, or (2) by vote of a majority of the outstanding voting securities of the Fund. It may be terminated at any time by the Investment Adviser on 60 days' written notice to the Trust.

Mutual Shareholder Services, L.L.C.

     Mutual Shareholder Services, L.L.C., ("Mutual") 8869 Brecksville Road, Suite C, Brecksville, OH 44141, is retained by the Investment Adviser to maintain the records of each shareholder's account, process purchases and redemptions of the Fund's shares and act as dividend and distribution disbursing agent. Mutual also provides administrative services to the Fund, calculates daily net asset value per share and maintains such books and records as are necessary to enable Mutual to perform its duties. For the performance of these services, the Investment Adviser (not the Fund) pays Mutual a fee which will vary with the number of States in which the Fund elects to do business; a fee for transfer agency and shareholder services at the annual rate per shareholder account of the Fund (subject to a minimum fee); and a monthly fee for accounting and pricing services which will vary according to the Fund's average net assets during such month (subject to a minimum fee).



                             SECURITIES TRANSACTIONS

     The Investment Adviser furnishes advice and recommendations with respect to the Fund's portfolio decisions and, subject to the supervision of the Board of Trustees of the Trust, determines the broker to be used in each specific transaction. In executing the Fund's portfolio transactions, the Investment Adviser seeks to obtain the best net results for the Fund, taking into account such factors as the overall net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the specific transaction is effected, the ability to effect the transaction where a large block is involved, the known practices of brokers and the availability to execute possibly difficult transactions in the future and the financial strength and stability of the broker. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available.

     The Investment Adviser may direct the Fund's portfolio transactions to persons or firms because of research and investment services provided by such persons or firms if the amount of commissions in effecting the transactions is reasonable in relationship to the value of the investment information provided by those persons or firms. Such research and investment services are those that brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. These services may be used by the Investment Adviser in connection with all of its investment activities, and some of the services obtained in connection with the execution of transactions for the Fund may be used in managing the Investment Adviser's other investment accounts.

     The Fund may deal in some instances in securities that are not listed on a national securities exchange but are traded in the over-the-counter market. It may also purchase listed securities through the "third market" (i.e., other than on the exchanges on which the securities are listed). When transactions are executed in the over-the-counter market or the third market, the Investment Adviser will seek to deal with primary market makers and to execute transactions on the Fund's own behalf, except in those circumstances where, in the opinion of the Investment Adviser, better prices and executions may be available elsewhere. The Fund does not allocate brokerage business in return for sales of the Fund's shares.

     Neither the Investment Adviser nor any affiliated person thereof will participate in commissions paid by the Fund to brokers or dealers or will receive any reciprocal business, directly or indirectly, as a result of such commissions. The Fund will not pay mark-ups.


     The Board of Trustees reviews periodically the allocation of brokerage orders to monitor the operation of these policies. For the period February 19, 1998 (commencement of operations) to June 30, 1998, for the fiscal year ended June 30, 1999, for the fiscal year ended June 30, 2000, and for fiscal year ended June 30, 2001, the Fund paid brokerage commissions of $5,058, $3,952, $8,320, and $8,357 respectively.



                   PURCHASE, REDEMPTION AND PRICING OF SHARES

CALCULATION OF SHARE PRICE
     The share price (net asset value) of the shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time), on each day the Fund is open for business. Net asset value also may be determined on other days in which there is sufficient trading in the Fund's portfolio securities that its net asset value might be materially affected. For a description of the methods used to determine the share price, see "Calculation of Share Price" in the Prospectus.

     In valuing the Fund's assets for the purpose of determining net asset value, readily marketable portfolio securities listed on a national securities exchange are valued at the last sale price on such exchange on the business day as of which such value is being determined. If there has been no sale on such exchange on such day, the security is valued at the closing bid price on such day. If no bid price is quoted on such exchange on such day, then the security is valued by such method as the Investment Adviser under the supervision of the Board of Trustees determines in good faith to reflect its fair value. Readily marketable securities traded only in the over-the-counter market are valued at the current bid price. If no bid price is quoted on such day, then the security is valued by such method as the Investment Adviser under the supervision of the Board of Trustees determines in good faith to reflect its fair value. All other assets of the Fund, including restricted securities and securities that are not readily marketable, are valued in such manner as the Investment Adviser under the supervision of the Board of Trustees in good faith deems appropriate to reflect their fair value.

PURCHASE OF SHARES
     Orders for shares received by the Fund in proper form prior to the close of business on the New York Stock Exchange (the "Exchange") on each day during such periods that the Exchange is open for trading are priced at net asset value per share computed as of the close of the Exchange at day's end. Orders received in proper form after the close of the Exchange, or on a day it is not open for trading, are priced at the close of such Exchange on the next day on which it is open for trading at the next determined net asset value per share.

REDEMPTION OF SHARES
     The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven calendar days after a shareholder's redemption request is made in accordance with the procedures set forth in the Prospectus, except for any period during which the Exchange is closed (other than customary weekend and holiday closing) or during which the Securities and Exchange Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Securities and Exchange Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or for such other period as the Securities and Exchange Commission may by order permit for the protection of security holders of the Fund.

     The Fund will redeem all or any portion of a shareholder's shares of the Fund when requested in accordance with the procedures set forth in the "How to Redeem Shares" section of the Prospectus.

REDEMPTION IN  KIND

     While there is no present intention to redeem share in kind, payment of the net redemption proceeds may be made either in cash or in portfolio securities (selected in the discretion of the Investment Adviser under supervision of the Board of Trustees and taken at their value used in determining the net asset value), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash.



                             PERFORMANCE INFORMATION

     The Fund's total returns are based on the overall dollar or percentage change in value of a hypothetical investment in the Fund, assuming all dividends and distributions are reinvested. Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period presented. Because average annual total returns tend to smooth out variations in the Fund's returns, investors should recognize that they are not the same as actual year-by-year returns.

     For the purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements, performance will be stated in terms of average annual total return. Under regulations adopted by the Securities and Exchange Commission, funds that intend to advertise performance must include average annual total return quotations calculated according to the following formula:

                                 P (1+T) n = ERV
Where:
         P = a hypothetical initial payment of $1,000
         T = average annual total return
         n = number of years (1, 5, or 10)
         ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10- year period, at the end of such period (or fractional portion thereof).


     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods of the Fund's existence or shorter periods dating from the commencement of Fund registration. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Additionally, redemption of shares is assumed to occur at the end of each applicable time period.

     The foregoing information should be considered in light of the Fund's investment objectives and policies, as well as the risks incurred in the Fund's investment practices. Future results will be affected by the future composition of the Fund's portfolio, as well as by changes in the general level of interest rates, and general economic and other market conditions.

     The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.

     A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

     The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

     To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare performance (using the calculation methods set forth in the Prospectus) to performance as reported by other investments, indices and averages. When advertising current ratings or rankings, the Fund may use the following publications or indices to discuss or compare Fund performance:

     Lipper Mutual Fund Performance Analysis measures total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales loads. The Fund may provide comparative performance information appearing in the Lipper Growth Fund category. Morningstar measures performance in the same way and currently puts the fund in the Morningstar Large Cap Growth Fund category. In addition, the Fund may use comparative performance information of relevant indices, including the S&P 500 Index, the Dow Jones Industrial Average, the Russell 2000 Index, the NASDAQ Composite Index and the Value Line Composite Index. The S&P 500 Index is an unmanaged index of 500 stocks, the purpose of which is to portray the pattern of common stock price movement. The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks listed on the New York Stock Exchange. The Russell 2000 Index, representing approximately 11% of the U.S. equity market, is an unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000 Index (an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization representing approximately 98% of the U.S. publicly-traded equity market). The NASDAQ Composite Index is an unmanaged index, which averages the trading prices of more than 3,000 domestic over-the-counter companies. The Value Line Composite Index is an unmanaged index comprised of approximately 1,700 stocks, the purpose of which is to portray the pattern of common stock price movement.

     In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

                                      TAXES

     The Fund has elected, and intends to qualify annually, for the special tax treatment afforded a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividend, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies;
(b) derive in each taxable year less than 30% of its gross income from the sale or other disposition of certain assets held less than three months, namely (1) stocks or securities, (2) options, futures or forward contracts (other than those on foreign currencies), and (3) foreign currencies (or options, futures and forward contracts on foreign currencies) not directly related to the business of investing in stocks and securities; (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses; and (d) distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) each taxable year.

     As a regulated investment company, the Fund will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gains (any long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers available from the eight prior years), if any, that it distributes to shareholders. The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (with adjustment) and its net capital gain (not taking into account any capital gains or losses from sales and exchanges) for the calendar year and (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the 12 month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. In order to avoid application of the excise tax, the Fund intends to make distributions in accordance with these distribution requirements.

     Corporate shareholders should be aware that availability of the dividends received deduction is subject to certain restrictions. For example, the deduction is not available if Fund shares are deemed to have been held for less than 46 days and is reduced to the extent such shares are treated as debt-financed under the Code. Dividends, including the portions thereof qualifying for the dividends received deduction, are includible in the tax base on which the federal alternative minimum tax is computed. Dividends of sufficient aggregate amount received during a prescribed period of time and qualifying for the dividends received deduction may be treated as "extraordinary dividends" under the Code, resulting in a reduction in a corporate shareholder's federal tax basis in its Fund shares.

     The Fund may invest as much as 10% of its net assets in securities of foreign companies and may therefore be liable for foreign withholding and other taxes, which will reduce the amount available for distribution to shareholders. Tax conventions between the United States and various other countries may reduce or eliminate such taxes. A foreign tax credit or deduction is generally allowed for foreign taxes paid or deemed to be paid. A regulated investment company may elect to have the foreign tax credit or deduction claimed by the shareholders rather than the company if certain requirements are met, including the requirement that more than 50% of the value of the company's total assets at the end of the taxable year consist of securities in foreign corporations. Because the Fund does not anticipate investment in securities of foreign corporations to this extent, the Fund will likely not be able to make this election and foreign tax credits will be allowed only to reduce the Fund's tax liability, if any.

     The Fund may also be subject to special rules under the Code that apply to income derived from stock issued by a "passive foreign investment company" (or
PFIC), which might subject the Fund to a non-deductible federal income tax. The Fund may be able to avoid this tax by electing to be taxed on its share of the PFIC's income (whether or not such income is actually distributed by the PFIC). The Fund will endeavor to limit its exposure to the PFIC tax by investing in PFICs only where the election to be taxed currently will be made. Because it is not always possible to identify a foreign issuer as a PFIC before an investment is made, however, the Fund may incur the PFIC tax in some instances.

     Under the Code, upon disposition of securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the securities and the date of disposition are treated as ordinary gain or loss. These gains or losses referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income.

     Any dividend or distribution received shortly after a share purchase will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Such dividend or distribution is fully taxable. Accordingly, prior to purchasing shares of the Fund, an investor should carefully consider the amount of dividends or capital gains distributions, which are expected to be or have been announced.

     Generally, the Code's rules regarding the determination and character of gain or loss on the sale of a capital asset apply to a sale, redemption or repurchase of shares of the Fund that are held by the shareholder as capital assets. However, if a shareholder sells shares of the Fund which he has held for less than six months and on which he has received distributions of capital gains, any loss on the sale or exchange of such shares must be treated as long-term capital loss to the extent of such distributions. Any loss realized on the sale of shares of the Fund will be disallowed by the "wash sale" rules to the extent the shares sold are replaced (including through the receipt of additional shares through reinvested dividends) within a period of time beginning 30 days before and ending 30 days after the shares are sold. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.


     Provided that the Fund qualifies as a regulated investment company under the Code, it will not be liable for California corporate taxes, other than a minimum franchise tax, if all of its income is distributed to shareholders for each taxable year. In the event that the Fund does not quality as a regulated investment company under the Code, the Fund may be responsible for Federal and state taxes, reducing returns to shareholders.


     The above discussion and the related discussion in the Prospectus are not intended to be complete discussions of all applicable federal tax consequences of an investment in the Fund. No law firm has expressed an opinion in respect thereof. Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from the Fund. Shareholders are advised to consult with their own tax advisors concerning the application of foreign, federal, state and local taxes to an investment in the Fund.

                                    CUSTODIAN

     Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, has been retained to act as Custodian for the Fund's investments. Fifth Third Bank acts as the Fund's depository, keeps safe its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

                                    AUDITORS

     The firm of McCurdy & Associates CPA's, Inc. 27955 Clemens Road, Westlake, Ohio 44145 has been selected as independent auditors for the Fund. McCurdy & Associates performed the annual audit of the Fund's financial statements and advises the Fund on certain accounting matters.


                               FINANCIAL STATEMENT

To The Shareholders and Board of Trustees
Boyle  Marathon  Fund

     We have audited the accompanying statement of assets and liabilities of Boyle Marathon Fund, including the schedule of portfolio investments, as of June 30, 2001, and related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the three years and the period from February 28, 1998 (commencement of operations) to June 30, 1998 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of June 30, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Boyle Marathon Fund as of June 30, 2001, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years and for the period from February 23, 1998 (commencement of operations) to June 30, 1998 in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



/S/ McCurdy & Associates CPA's, Inc.

McCurdy & Associates CPA's, Inc.
Westlake, Ohio
 July 18, 2001

                       STATEMENT OF ASSETS AND LIABILITIES
                                  June 30, 2001



ASSETS:
  Investment Securities at Market Value                          2,841,260
     (Identified Cost - $3,171,866)
  Cash                                                              13,542
  Receivables: Dividends and Interest                                  308
  Other Assets                                                       3,286
                                                                ----------
    Total Assets                                                 2,858,396


LIABILITIES:
   Payables:
       Management Fees                                               3,428
       Administration Fees                                           2,286
       Accrued Expenses                                             16,087
                                                                ----------
    Total Liabilities                                               21,801

NET ASSETS                                                      $2,836,595


NET ASSETS CONSIST OF:
  Capital Paid In                                               $4,653,777
Accumulated Realized Gain  (Loss) on
Investments - Net                                               (1,486,576)
  Unrealized Appreciation in Value
    Of Investments Based on Identified Cost - Net                 (330,606)

Net Assets, for 304,571 Shares Outstanding                       2,836,595

Net Asset Value per Share and Redemption Price
   Per Share ($2,836,595/304,571 shares)                              9.31

OFFERING PRICE PER SHARE                                              9.31

                               BOYLE MARATHON FUND
                          NOTES TO FINANCIAL STATEMENTS



 1.) Significant Accounting Policies
     The Fund is an open-end management investment company, organized as a Trust under the laws of the State of Delaware by a Declaration of Trust in October 1997. The Fund's investment objective is long-term capital appreciation. The Fund intends to invest primarily in securities of companies in the technology, financial services, pharmaceutical, and retail fields. Significant accounting policies of the Fund are presented below:

     Security Valuation:
     The Fund intends to invest in a wide variety of equity and debt securities. The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

     SECURITY TRANSACTION TIMING
     Security transactions are recorded on the dates transactions are entered into. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     Income Taxes:
     It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

     ESTIMATES:
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Other:
     Generally accepted  accounting  principles require that permanent financial
     reporting  tax  differences   relating  to  shareholder   distributions  be
     reclassified to paid in capital.


 2.) Investment Advisory Agreement
     The Fund has entered into an investment advisory and administration agreement with Boyle Management and Research, Inc. The Investment Advisor receives from the Fund as compensation for its services an annual fee of 1.5% on the Fund's net assets. Boyle Management and Research, Inc. receives from the fund as compensation for its administrative services an annual fee of 1.0% of the fund's net assets. Boyle Management and Research, Inc. has agreed to be responsible for payment of all operation expenses of the fund except for brokerage and commission expenses, expenses of the trustees who are not officers of the Investment Adviser, annual independent audit expenses and any extraordinary and non-recurring expenses. From time to time, Boyle Management and Research, Inc. may waive some or all of the fees and may reimburse expenses of the Fund. For the fiscal year ended June 30, 2001, the advisor received management fees of $72,866 and administration fees of $48,579. Certain owners of Boyle Management and Research, Inc. are also owners and/or trustees of the Boyle Marathon Fund. These individuals may receive benefits from any management and/or administration fees paid to the Advisor.

 3.) Capital Stock And Distribution
     At June 30, 2001 an indefinite number of shares of capital stock were authorized, and Capital Paid-In amounted to $4,653,777.

 4.) Purchases and Sales of Securities
     During the year ending June 30,  2001,  purchases  and sales of  investment securities other than U.S. Government obligations and short-term investments aggregated $5,145,012 and $4,615,277 respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0 respectively.

 5.) Security Transactions
     For Federal income tax purposes, the cost of investments owned at June 30, 2001 was $3,252,144. The difference between book cost and tax cost of securities is due to wash sales of $80,278. At June 30, 2001, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:
     Appreciation (Depreciation) Net Appreciation (Depreciation) 250,198 (661,082) (410,884)

  7.)Organization Costs
     Organization costs are being amortized on a straight line basis over a five year period which will end in February, 2003.




                            MISCELLANEOUS INFORMATION

     This Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the Securities and Exchange Commission under the Securities Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the offices of the Securities and Exchange Commission in Washington, D.C.

     Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

         PART C OTHER INFORMATION - - Financial Statements and Exhibits

     (a) Financial Statement - - Balance Sheet of the Fund dated June 30, 2001*

     (b) Exhibits

     (1) Certificate of Trust *

     (2) By-Laws *

     (3) Inapplicable

     (4) Inapplicable

     (5) Advisory Agreement - Boyle Management and Research, Inc. *

     (6) Inapplicable

     (7) Inapplicable

     (8) Custody Agreement with Fifth Third Bank*

     (9) Administration Agreement with Boyle Management and Research, Inc.*

     (10) Opinion and Consent of Counsel relating to Issuance of Shares*

     (11) Consent of Independent Public Accountants

McCurdy                                                 27955 Clemens Road
& Associates                                            Westlake, Ohio 44145
CPA's, Inc.                                             Phone: (440) 835-8500
                                                        Fax:(440) 835-1093


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use of our report dated July 18, 2001 in Boyle Marathon Fund's Post-Effective Amendment Number 5 and to all references to our firm included in or made a part of this Post-Effective Amendment.





/s/ McCurdy & Associates CPA's, Inc.

McCurdy & Associates CPA's, Inc.
October 24, 2001

     (12) Inapplicable

     (13) Agreement Relating to Initial Capital *

     (14) Prototype Individual Retirement Account*

     (15) Inapplicable

     (16) Inapplicable

     (17) Financial Data Schedule for Electronic Filers

     (18) Inapplicable

     * Previously filed.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     No person is directly or indirectly controlled by or under common control with the Registrant.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

     As of June 30, 2001, the Fund had 491 shareholders of record.

ITEM 27. INDEMNIFICATION.

     Under section 3817(a) of the Delaware Business trust Act, a Delaware Business trust has the power to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever. Reference is made to Article V of the Certificate of Trust of The Boyle Fund (the "Trust")(Exhibit 1) pursuant to which no trustee, officer, employee or agent of the Trust shall be subject to any personal liability to the maximum extent permitted by law. Further, reference is also made to Section 11.1 the By-Laws of the Trust (Exhibit 2), which provides that the Trust shall indemnify each of its trustees, officers, employees and agents against all liabilities and expenses reasonably incurred by him or her in connection with the defense or disposition of any actions, suits or other proceedings by reason of his or her being or having been a trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated to have acted in or with bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The Trust will comply with Section 17(h) of the Investment Company Act of 1940, as amended (the "1940 Act") and 1940 Act Releases number 7221 (June 9, 1972) and number 11330 (September 2,
1980).

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Trust pursuant to the foregoing, the Trust has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy and therefore may be unenforceable. In the event that a claim for indemnification (except insofar as it provides for the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Trust by such trustee, officer or controlling person and the Securities and Exchange Commission is still of the same opinion, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

     Indemnification provisions exist in the Investment Advisory and Management Agreement, Administration Agreement and Custodian Agreement which agree to indemnify the parties the agreements for all actions related to their official duties except for actions taken in bad faith, gross negligence, or willful misfeasance, or willful disregard of his or her duties.


ITEM 28.          BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT
                  ADVISER

     (a) Michael J. Boyle was a self employed consultant from January 1997 to October 1997; prior to that, Mr. Boyle was Senior Counsel with Harris Corporation, a communications equipment company headquartered in Melbourne, Florida from July 1996 to January 1997; prior to that, Mr. Boyle was a Vice-President of Business Development for an operating division of Harris Corporation from April 1990 to June 1996.

     (b) Joanne E. Boyle was President of Deck the Walls, a privately owned retail store in Melbourne, Florida from September 1983 to October 1997.


ITEM 29. PRINCIPAL UNDERWRITERS.

     Shares of the Fund are offered directly by the Fund on a continuous basis at a price per share set daily at the Net Asset Value per share. There are no underwriters.

     (a) Inapplicable

     (b) Inapplicable

     (c) Inapplicable

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

     Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at its offices located at 850 Powell
Street, Suite 104, San Francisco, California 94108, at the offices of the Registrant's Transfer Agent located at 8869 Brecksville Road, Suite C, Brecksville, OH 44141, and at the offices of the Custodian at 38 Fountain Square Plaza, Cincinnati, Ohio 45263.

ITEM 31. MANAGEMENT SERVICES NOT DISCUSSED IN PARTS A AND B.

     Inapplicable

ITEM 32. UNDERTAKINGS.

     (a) Inapplicable

     (b) Inapplicable

     (c) The Registrant undertakes that, if so requested, it will furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco and the State of California on the 25th of October 2001.

                                 THE BOYLE FUND
                            By: /S/ Michael J. Boyle
                           Michael J. Boyle, President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

    SIGNATURE                    TITLE                         DATE

/S/ MICHAEL J. BOYLE             President and            October 25, 2001
---------------------            Trustee
Michael J. Boyle

/S/ JOANNE E. BOYLE              Chief Financial Officer  October 25, 2001
-------------------              and Trustee
Joanne E. Boyle

/S/ JAMES A. HUGHES, JR.         Trustee                  October 25, 2001
------------------------
James A. Hughes, Jr.

/S/ EDWARD LOFTUS                Trustee                  October 25, 2001
-----------------
Edward Loftus